UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36172	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       Other Events.

On December 8, 2014, ARIAD Pharmaceuticals, Inc. (the “Company”) issued the first of three press releases announcing data presented at the 56th Annual Meeting of the American Society of Hematology (ASH) in San Francisco. This press release detailed long-term follow up from the pivotal Phase 2 PACE trial of Iclusig® (ponatinib), the Company’s approved BCR-ABL inhibitor, in heavily pretreated patients with resistant or intolerant chronic myeloid leukemia (CML) or Philadelphia chromosome-positive acute lymphoblastic leukemia (Ph+ ALL). The study now shows that with a median follow-up of approximately 3 years for chronic-phase CML (CP-CML) patients in the trial, Iclusig continues to demonstrate anti-leukemic activity in patients with limited treatment options.  Deep and durable responses have been maintained in CP-CML patients with 83 percent of CP-CML patients who achieved a response, estimated to remain in major cytogenetic response (MCyR) at three years. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01of this Current Report on Form 8-K.

On December 9, 2014, the Company issued a second press release announcing long-term follow up data from the Phase 1 trial of Iclusig in heavily pretreated patients with resistant or intolerant CML or Ph+ ALL. The study now shows that with a median follow-up of four years in CP-CML patients, Iclusig continues to demonstrate anti-leukemic activity in patients with limited treatment options and that responses have been maintained in CP-CML patients (n=43) with 72 percent having a MCyR, 65 percent having a complete cytogenetic response (CCyR) and 56 percent having a major molecular response (MMR). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01of this Current Report on Form 8-K.

Also on December 9, 2014, the Company issued a press release announcing safety and efficacy follow-up data on Iclusig in patients with a baseline T315I mutation from its Phase 1 and Phase 2 PACE trials in heavily pretreated patients with resistant or intolerant CML or Ph+ ALL. With a median follow-up of three years for CP-CML patients and nine months overall, Iclusig continues to exhibit  responses in patients with the T315I mutation, for whom there is no other approved tyrosine kinase inhibitor (TKI) therapy. Among patients with the T315I mutation, MCyR was achieved by 92 percent (11/12) of CP-CML patients in the Phase 1 trial and 72 percent (46/64) of CP-CML patients in the PACE trial; taken together, the combined MCyR rate for all T315I CP-CML patients was 75 percent. Long term safety data show that careful benefit-risk evaluations should guide decisions to use and maintain ponatinib therapy, particularly in patients who may be at increased risk for arterial thrombotic events. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 8.01of this Current Report on Form 8-K.

ITEM 9.01       Financial Statements and Exhibits.

(d)   The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press Release dated December 8, 2014.
99.2	Press Release dated December 9, 2014.
99.3	Press Release dated December 9, 2014.

THE PRESS RELEASES CONTAIN HYPERTEXT LINKS TO INFORMATION ON OUR WEBSITE AND/OR OTHER WEBSITES. THE INFORMATION ON OUR WEBSITE AND ANY OTHER WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS CURRENT REPORT ON FORM 8-K AND DOES NOT CONSTITUTE A PART OF THIS FORM 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date:	December 11, 2014

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